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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)


[X]   Filed by the Registrant
[_]   Filed by a Party other than the Registrant


Check the appropriate box:

[_]   Preliminary Proxy Statement
[_]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to ss.240.14a-12


                                       ZAP
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-1 1 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registratio statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

      2)  Form, Schedule or Registration Statement No.:

      3)  Filing Party:

      4)  Date Filed:

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
                                       ZAP

                  NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD SATURDAY, JUNE 18, 2005



Dear Shareholder:

You are cordially invited to attend the 2005 Annual Meeting of Shareholders of ZAP (the "Company"), which will be held at 2:00 PM Pacific Standard Time on Saturday, June 18, 2005 at the Hilton Hotel located at 3555 Round Barn Blvd., Santa Rosa, Sonoma County, California 95403. The 2005 Annual Meeting will be held for the following purposes:

1. To elect six members to the Board of Directors, with the following persons to be nominated for election by the present Board of Directors: Louis Auletta, Renay Cude, Steven Schneider, Gary Starr, Guy Fieri and Gerald Gallagher.

2. To ratify the appointment of Odenberg, Ullakko, Muranishi & Co. LLP as the Company's independent auditors for the fiscal year ending December 31, 2005; and

3. To consider and act upon such other matters that may properly come before the meeting.

Details of the business to be conducted at the meeting are given in the attached Proxy Statement accompanying this Notice.

The Board of Directors has fixed April 29, 2005 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

We look forward to seeing you at the meeting.


                                             By Order of the Board of Directors,

                                             /s/ Renay Cude

                                             Renay Cude
                                             Corporate Secretary
                                             May 12, 2005
                                             Santa Rosa, California

                                       ZAP

                                501 Fourth Street
                        SANTA ROSA, CALIFORNIA 95401 USA

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON SATURDAY, JUNE 18, 2005


         This proxy statement is being furnished to the shareholders of ZAP in connection with the solicitation of proxies by the Board of Directors for use at the 2005 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Saturday, June 18 at 2:00 PM Pacific Standard Time, at the Hilton Hotel located at 3555 Round Barn Blvd., Santa Rosa, Sonoma County, California 95403.

         WE ARE MAILING THIS PROXY STATEMENT AND THE ENCLOSED PROXY TO OUR SHAREHOLDERS ON OR ABOUT MAY 12, 2005. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ZAP.

         ZAP will bear the entire cost of preparing, assembling and mailing the Notice of Annual Meeting and this proxy statement to shareholders. ZAP has made arrangements to forward copies of proxy materials to brokerage houses, fiduciaries and custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of ZAP at ZAP's expense. In addition to the solicitation of proxies by mail, some of the officers and directors and regular employees of ZAP may without additional compensation solicit proxies by telephone or personal interview. ZAP will bear the costs of these solicitations.


                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

OUTSTANDING SECURITIES AND VOTING RIGHTS

         The record date for determining the shareholders entitled to vote at the meeting is April 29, 2005. All holders of our Common Stock at the close of business on April 29, 2005 will be eligible to vote at the Annual Meeting. On that date there were 31,091,952 shares of Common Stock. Each share is entitled to one vote.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

         ZAP's Board of Directors recommends that you vote FOR each of the nominees of the Board of Directors (Proposal No. 1) and FOR the ratification of the appointment of Odenberg, Ullakko, Muranishi & Co. as ZAP's independent auditors for the fiscal year ending December 31, 2005 (Proposal No. 2). None of our directors have informed us that they will oppose any action intended to be taken by the Company.

PROXY VOTING

         Shares for which proxies are properly executed and returned, or properly voted by Internet, will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors named under Proposal Number 1 below, and "FOR" the ratification of Odenberg, Ullakko, Muranishi & Co. LLP as our independent auditors for 2005. Should any other business properly come before the meeting, the person or persons named, as the proxy shall be allowed to vote on such a matter as that person or those persons determine in his, her or their sole discretion.

         The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, Continental Stock Transfer & Trust Company, a proxy for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy in the enclosed envelope.

         If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

         If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy or by internet. If you own shares through a bank or brokerage firm account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the Annual Meeting.

VOTES REQUIRED

         Nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the Annual Meeting. The approval of Odenberg, Ullakko, Muranishi & Co. LLP as our independent auditors and any other proposal which may be brought before the meeting will require the approval of a majority of the shares present and represented at the Annual Meeting.

QUORUM AND COUNTING THE VOTE

         A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstention votes will be counted as present and represented at the Annual Meeting for purposes of determining whether a quorum exists. Broker non-votes will not be counted as present and represented at the Annual Meeting for the purpose of determining whether a quorum exists. In the election of directors, an abstention will have no effect on the outcome. Abstention from voting will have the same effect as voting against any other proposal submitted for consideration by the shareholders at the Annual Meeting.

REVOCATION OF PROXIES

         You may revoke a proxy at any time prior to the time it is voted by delivering a written notice of revocation to the Secretary of ZAP, by submitting a later-dated proxy or by attending the Annual Meeting and voting in person. Any shareholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a "legal proxy" from the bank or brokerage firm and voting at the Annual Meeting.


                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

         At the Annual Meeting, six directors will be elected to serve until the 2006 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting. The Board of Directors will present for election by the shareholders and recommends a vote "FOR" the following nominees: Louis Auletta, Renay Cude, Steven Schneider, Gary Starr, Guy Fieri and Gerald Gallagher.

         Each nominee was recommended unanimously by the Board of Directors for presentation to the shareholders for election at the Annual Meeting. All six nominees are currently members of the Board of Directors, although Gerald Gallagher will be coming up for a shareholder vote for the first time. He was appointed to the Board of Directors on May 9, 2005.

         All proxies will be voted "FOR" the election of each of these nominees unless authority to vote for the election for any nominee or nominee is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

         Shareholders will have the right to vote their shares cumulatively. However, shareholders shall not be entitled to cumulate votes unless the candidates' names have been placed in nomination before the commencement of the voting and a shareholder has given notice at the Annual Meeting, and before the voting has begun, of his or her intention to cumulate votes. If any shareholder has given such notice, then all shareholders entitled to vote may cumulate their votes by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of his or her shares or by distributing such votes on the same principle among any number of candidates. If no shareholder elects to use cumulative voting then the shareholders shall be allowed to cast one vote per share owned for each of the five positions on the Board of Directors. Votes cast against a candidate or which are withheld shall have no effect.

         Background information with respect to the six nominees for election to the Board of Directors is set forth below.


                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

LOUIS AULETTA, DIRECTOR. Mr. Auletta became a director of the Company in 2002. Mr. Auletta has been an independent real estate investor for the past 5 years, and currently continues to do so. An avid environmentalist all his life, he has also served as the executive director of the Earth Options Institute. Mr. Auletta holds a Bachelors degree in Business from Wagner College, New York.

RENAY CUDE, CORPORATE SECRETARY AND DIRECTOR. Ms. Cude was appointed Corporate Secretary in August 2002, and a director of the Company since October 26, 2002. Ms. Cude is the president of Voltage Vehicles where she works closely with corporate counsel in obtaining all the required licensing in the 50 states for the proper distribution of advanced technology vehicles. Ms. Cude works closely with our securities counsel to maintain corporate governance and records. Ms. Cude is also the president of ZAP manufacturing and ZAP Rentals. Prior to joining ZAP, from 1997 to 2002, Ms. Cude was working as a legal secretary for various law firms. Ms. Cude has over five years experience working in the bankruptcy field where she helped companies through the reorganization process. Ms. Cude holds an Associates Degree in General Education from Santa Rosa Junior College.

STEVEN SCHNEIDER, CHIEF EXECUTIVE OFFICER AND DIRECTOR. Mr. Schneider has been director and Chief Executive Officer of ZAP since October 26, 2002. Mr. Schneider's automotive career spans more than 17 years in varying roles including that of business owner, partner, sales representative, business manager, creditor, and adjustor. He has received extensive education and training in sales and marketing, banking, insurance, and automotive training. In 2001, Mr. Schneider founded Voltage Vehicles, a full-service fuel vehicle distributor specializing in the full spectrum of electric vehicles and full-performance alternative fuel vehicles including automobiles, motorcycles, bicycles, scooters, hovercraft, neighborhood electric vehicles, commercial vehicles and accessories. He also founded Auto Distributors, Inc., which is the promotion and distribution division of Voltage Vehicles. In 1996, Mr. Schneider founded the RAP Group, an automotive liquidator and reseller. Both Voltage Vehicles and the Rap Group were acquired by ZAP in 2002. He presently serves on the Advisory Board of Directors to Apollo Energy Systems, Inc. He is active in legislative issues regarding alternative fuel vehicles. Mr. Schneider recently lobbied at the nation's capital on behalf of the Clear Act (S.760/H.R. 1864:
"Clean Efficient Automobiles Resulting From Advanced Car Technologies"). He also supported Representative Sherwood Boehlert's (R-NY) efforts to introduce new legislation called the "Alternative Fueled Acceleration Act of 2001" along with actively supporting numerous other related state and Federal initiatives. He is an active member on the electrical low speed vehicle subcommittee in Washington D.C.

GARY STARR, CHAIRMAN OF THE BOARD. Gary Starr co-founded ZAP in 1994 and has been a director since the company's inception and served as Chief Executive Officer from 2000 to 2002. He became chairman of the board of directors in October 2002. He has been building, designing, and driving electric cars for more than 25 years. In addition to overseeing the marketing of more than 90,000 electric vehicles, Mr. Starr has invented several solar electric products, electric vehicles and conservation devices. Mr. Starr founded US Electricar's electric vehicle operation in 1983. In 1993, Mr. Starr earned a Private Industry Council Recognition Award for creating job opportunities in the electric vehicle industry and was named as one of the ten most influential electric car authorities by Automotive News. He has also received recognition for his contributions toward clean air from the American Lung Association of San Francisco, CALSTART and United States Senator Barbara Boxer. Mr. Starr has several publications: "Electric Cars: Your Guide to Clean Motoring, The Shocking Truth of Electric Cars," and "The True Cost of Oil." In addition, he has appeared on more than 300 radio and television talk and news shows (including Larry King Live, The Today Show, Inside Edition, CNN Headline News, Prime Time Live, the CBS Evening News and the McNeil Lehrer News Hour) as a recognized authority in the field of electric vehicles. Mr. Starr has a Bachelor of Science Degree from the University of California, Davis in Environmental Consulting and Advocacy.

GUY FIERI, DIRECTOR. Mr. Fieri has been a director since July 25, 2004. Mr. Fieri is an entrepreneur and restaurateur. Since 1999, Mr. Fieri has founded and operated three restaurants in the North Bay area of San Francisco. Prior to then, he held various management positions in large food development companies. Mr. Fieri has been a three term President of the Restaurant Association of the Redwood Empire and currently serves on the Board of Directors for the Educational Foundation of the California Restaurant Association. Mr. Fieri has a Bachelor's degree from the University of Nevada.

GERALD GALLAGHER, DIRECTOR. Mr. Gallagher has been running an independent consulting business that specializes in sales and marketing and has been consulting for ZAP and Microcom over the past five years. In his business career, Mr. Gallagher was instrumental in launching the one-minute fax unit with Ricoh as Vice President, helping to turn the one-minute fax into a worldwide commodity. He was eventually elected to their Board of Directors for the Americas. Gallagher successfully sold numerous data communication products to the telephone companies in the U.S. for NEC & Microcom. Gallagher also held other successful sales/consulting positions for 3M, ECI/Telematics, Xerox & Magnavox. While at GTE, Gallagher was picked as a top vendor for ECI/Telematics, NEC & Microcom products with sales volume in the millions of dollars annually.

                                PROPOSAL NUMBER 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         We are asking the shareholders to ratify the Board of Director's appointment of Odenberg, Ullakko, Muranishi & Co. LLP as the Company's independent auditors for the fiscal year ending December 31, 2005. In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if it determines that such a change would be in the Company's and its shareholders' best interests.

         Odenberg, Ullakko, Muranishi & Co. LLP has audited our financial statements annually since fiscal year 2002. Representatives of Odenberg, Ullakko, Muranishi & Co. LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.


PRINCIPAL ACCOUNTANT FEES AND SERVICES

         The following is a summary of the fees billed to the Company by Odenberg, Ullakko, Muranishi & Co. LLP for professional services rendered for the fiscal years ended December 31, 2004 and December 31, 2003:

FEE CATEGORY                   FISCAL 2004                  FISCAL 2003
FEES                           FEES                         FEES
------------------             -----------                  -----------
Audit Fees                     $   130,000                  $    71,500
Audit-Related Fees             $         0                  $         0
Tax Fees                       $         0                  $         0
All Other Fees                 $         0                  $         0
                               -----------                  -----------
Total Fees                     $   130,000                  $    71,500
                               ===========                  ===========

         AUDIT FEES. Consists of fees billed for professional services rendered for the audit of ZAP's financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

         AUDIT-RELATED FEES. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of ZAP's financial statements and are not reported under "Audit Fees." These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

         TAX FEES. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and tax planning.

         ALL OTHER FEES. Consists of fees for products and services other than the services reported above.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

         The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that the shareholders vote FOR the ratification of the appointment of Odenberg, Ullakko, Muranishi & Co. LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2005.


          SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING OF SHAREHOLDERS

         Requirements for Shareholder Proposals to be considered for Inclusion in ZAP's Proxy Materials. Shareholders of ZAP may submit proposals on matters appropriate for shareholder action at meetings of ZAP's shareholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. For such proposals to be included in ZAP's proxy materials relating to its 2006 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by ZAP no later than February 20, 2006. Such proposals should be delivered to ZAP: Secretary, 501 Fourth Street Santa Rosa, California 95401.

         Requirements for Shareholder Proposals to be Brought Before the Annual Meeting. Our bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for shareholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the shareholder must have given timely notice thereof in writing to the Secretary not less than sixty nor more than ninety days prior to the anniversary of the date on which ZAP first mailed its proxy materials for its immediately preceding annual meeting of shareholders (as specified in ZAP's proxy materials for its immediately preceding annual meeting of shareholders). To be timely for the 2006 annual meeting, a shareholder's notice must be delivered to or mailed and received by the Secretary at the principal executive offices of ZAP between February 20, 2006 and May 4, 2006. However, in the event that the annual meeting is called for a date that is not within thirty days of the anniversary of the date on which the immediately preceding annual meeting of shareholders was called, to be timely, notice by the shareholder must be so received not later than the close of business on the tenth day following the date on which public announcement of the date of the annual meeting is first made. In no event will the public announcement of an adjournment of an annual meeting of shareholders commence a new time period for the giving of a shareholder's notice as provided above. A shareholder's notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting the information required by our bylaws.

         In addition, the proxy solicited by the Board of Directors for the 2006 Annual Meeting of Shareholders will confer discretionary authority to vote on
(i) any proposal presented by a shareholder at that meeting for which ZAP has not been provided with notice on or prior to May 5, 2006 and (ii) on any proposal made in accordance with the bylaw provisions, if the 2006 proxy statement briefly describes the matter and how management's proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934.


BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended December 31, 2004, the Board of Directors held 125 meetings. Each director attended at least 75% of the aggregate of the total number of Board of Directors and committee meetings held during the period in which he served as a director. All of our board members attended last year's annual meeting. The Audit Committee of the Board of Directors met with the outside auditors on a quarterly and annual basis during 2004. The Audit Committee is primarily responsible for, among other things, approving the services performed by the Company's independent auditors, reviewing financial statements of the Company, determining the adequacy of the Company's accounting practices and determining the effectiveness of the Company's system of internal accounting controls.

         We do not have a nominating committee. In lieu of a nominating committee, the full Board of Directors makes recommendations concerning the submission of nominees at shareholders' meetings for election to the Board of Directors.

         In lieu of a Compensation Committee, the Board of Directors reviews and approves all major issues concerning salaries. The Board of Directors may establish committees if it deems it advisable to do so or if the size of the Board of Directors expands to the extent that the Board of Directors deems it appropriate to create additional committees.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
                          RELATED STOCKHOLDER MATTERS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table presents information with respect to beneficial ownership of our common stock as of March 25, 2005, by: (i) each person or entity known to us to own beneficially more than 5% of any class of our securities; (ii) each of our directors; (iii) each of our Named Executive Officers (defined as our Chief Executive Officer, Chairman of the Board of Directors, Secretary, Chief Financial Officer or Treasurer, any vice-president in charge of a principal business function, such as sales, administration or finance, or any other person who performs similar policy making functions for our company); and (iv) all Named Executive Officers and directors as a group.

         The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 and 13d-5 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. We believe that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted. Unless otherwise stated, the address of each person or entity is c/o ZAP, 501 Fourth Street, Santa Rosa, California 95401.

NAME OF BENEFICIAL OWNER               COMMON STOCK           PREFERRED STOCK
DIRECTORS AND OFFICERS:                NUMBER         %       NUMBER         %
-----------------------                ----------------       ----------------
Steven M. Schneider (1)                15,240,900    36       --           --

Gary Starr (2)                          5,969,300    17       --           --

William R. Hartman                        313,200     *       --           --

Renay Cude                                959,600     *       --           --

Louis Auletta                              44,500     *       --           --

Guy Fieri                                  60,100     *       --           --

Gerald Gallagher                          115,000     *       --           --

All Executive Officers and             25,702,600    55       --           --
directors as a group (7 persons)


5% SHAREHOLDERS OF ANY CLASS OF STOCK:

Daka Development Ltd. (3)               5,272,500    15       --           --

Fusion Capital Fund II, LLC (4)         2,800,000     9       --           --

Jeffrey G. Banks (5)                    5,000,000    15       --           --

Sunshine 511 Holdings (6)               3,000,000     9       --           --

Ridgewood ZAP LLC (7)                   2,559,600     8       --           --

Phi-Nest Fund, LP (8)                   2,941,200    10       --           --

Smart Automobile LLC (9)(10)              505,000     1      7,500        100

                     TOTALS            22,078,300    67      7,500        100


*    Beneficial ownership less than 5%

(1) Includes 11,854,800 shares of common stock issuable upon the exercise of various warrants and 461,100 shares of stock upon the exercise of stock options.

(2) Includes 4,332,200 shares of common stock issuable upon the exercise of various warrants and 577,800 shares of stock upon the exercise of stock options.

(3) Includes 3,528,000 shares warrants to purchase common stock. The address for Daka Development is Unit C 8/F Leroy Plaza, 15 Cheung Shun Street, Chung Sha Wan Kin, Hong Kong.

(4) Includes 2,500,000 warrants to purchase common stock at an average exercise of $3.70 per share, expiring on or about November 1, 2009. Pursuant to the terms of the warrant, Fusion Capital is not entitle to exercise the warrants to the extent such exercise would cause the aggregate number of shares of common stock beneficially owned by the Fusion Capital to exceed 9.9% of the outstanding shares of the common stock following suck exercise. The address for Fusion Capital is 222 Merchandise Mart Plaza, Suite 9-112, Chicago, IL 60654.

(5) Includes 2,500,000 warrants to purchase common stock.

(6) Represents 3,000,000 warrants to purchase common stock. The managing partner is Andrew Schneider, a cousin of ZAP's CEO. The address for Sunshine 511 Holdings is 101 N. Clematis Street, Suite 511, West Palm Beach, Florida 33401

(7) Includes 1,989,000 shares of common stock issuable upon the exercise of certain warrants. Robert Swanson exercises voting and investment control over Ridgewood ZAP LLC. The address for Ridgewood ZAP LLC, is 947 Linwood Avenue, Ridgewood, New Jersey, 07450.

(8) Represents common stock that was provided as collateral for a working capital loan, which has not yet funded. The address for the Phi-Nest Fund, L.P. is 2385 Executive Drive, Suite 100 Boca Raton, Florida 33431. Mr. Howard Deverett exercises voting and investment control over these shares.

(9) The address for Smart Automobile is 2530 S. Birch Street, Santa Ana, California 92707. Mr. Thomas Heidemann exercises voting and investment control over these shares.

(10) Represents warrants to purchase 505,000 shares of ZAP common stock.


CHANGES IN CONTROL

         We are not aware of any arrangements which may result in a change in control.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

MANAGEMENT AND BIOGRAPHICAL INFORMATION

         Biographical information about our current management is included in the Proxy Statement under "Proposal Number 1."

         There is no family relationship among any of our directors and executive officers

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following tables set forth information concerning the compensation we paid for services rendered during our fiscal years ended December 31, 2004, 2003 and 2002, by the Named Executive Officers. The Named Executive Officers are our company's Chief Executive Officer, regardless of compensation level, for the salary and bonus for the fiscal years ended December 31, 2004, 2003 and 2002. Steven M. Schneider was elected the Chief Executive Officer on October 26, 2002, with Gary Starr appointed Chairman of the Board on the same date.

                               Annual Compensation                               Long-Term Compensation
                               -------------------             ----------------------------------------------------------------
                                                                        Awards                          Payouts
                                                               -------------------------   ------------------------------------
                                                                                           Stock
                                                               Other          Restricted   Underlying
                                                               Annual         Stock        Options/     LTIP       All Other
                                        Salary(1)     Bonus    Compensation   Award        SARs (#)     Payouts    Compensation
Name and Principal Position    Year     ($)           ($)      ($)            ($)          (#)          ($)        ($)
---------------------------    ----     --------      -----    ------------   ----------   ----------   --------   ------------
Steven M. Schneider            2004      108,300                                  28,750    1,014,000                514,652(2)
Chief Executive Officer        2003       74,100                                                                     150,000(2)
Effective 10/26/02             2002       31,300                                              200,000                  3,000

Gary Starr
Chairman of the Board          2004      108,300                                  28,750    1,014,000                514,652(2)
Former Chief Executive         2003       74,100                                                                     150,000(2)
Officer                        2002       61,600                                              200,000

(1) The remuneration does not include our cost of benefits furnished to the named executive officers, including premiums for health insurance and other personal benefits provided to such individuals that are extended to all of our employees in connection with their employment. Perquisites and other personal benefits, securities, or property received by an executive officer are either the lesser of $50,000 and 10% of the total salary and bonus reported for each named executive officer, except as otherwise disclosed.

(2) The restricted warrant awards represent K-2 Restricted Warrants, each one of which may be exchanged for one share of common stock at an exercise price of $1.00. The warrants expire on July 01, 2007.

We have employment agreements with three of our officers that expire October 1, 2008. These employees are Steve Schneider, CEO, Gary Starr, Chairman and Renay Cude, Corporate Secretary who is also a director.

In accordance with the employment agreements, each was granted certain options and warrants throughout 2004. Steve Schneider and Gary Starr's grants are disclosed in the sections below. Renay Cude was granted 514,652 options exercisable at $1.32, and 514,652 K2 warrants exercisable at $1.00.

OPTION AND STOCK APPRECIATION RIGHTS GRANT TABLE

         The following table provides certain information with respect to individual grants during the last fiscal year to each of our named executive officers of common share purchase options or stock appreciation rights ("SARs") relating to our common shares:

                                               PERCENT OF TOTAL
                              COMMON SHARES      OPTIONS/SARS
                               UNDERLYING         GRANTED TO
                              OPTIONS/SARS       EMPLOYEES IN      EXERCISE OR    EXPIRATION
 NAMED EXECUTIVE OFFICER       GRANTED (#)        FISCAL YEAR       BASE PRICE       DATE
--------------------------    -------------    ----------------    -----------    ----------
Steven M. Schneider,             500,000              14%              $1.26       06/23/14
   CHIEF EXECUTIVE OFFICER       514,652              15%              $1.32       11/16/14

Gary Starr,                      500,000              14%              $1.26       06/23/04
   CHAIRMAN OF THE BOARD         514,652              15%              $1.32       11/16/04
   OF DIRECTORS


COMPENSATION OF DIRECTORS

         We currently have three outside directors. We do not currently provide our directors with cash compensation, although we do reimburse their expenses. In addition, our current compensation policy for our directors is to compensate them through options to purchase common stock as consideration for their joining our board of directors and/or providing continued services as a director. There are no other arrangements pursuant to which any director was compensated during the Company's last completed fiscal year for any service provided as director. In November, 2004, the Company issued 25,000 shares to each Director as a holiday gift. As of December 31, 2004, the Company had issued to two directors options to purchase up to 125,000 shares of common stock with an exercise price range of $.96 to $1.45 per share.

                        ADDITIONAL INFORMATION AVAILABLE

The Company files an Annual Report on Form-10KSB with the SEC. Shareholders may obtain a separate copy of our Annual report on Form 10-KSB, including the financial statements and financial statement schedules, without charge, by writing to Renay Cude, Secretary of the Company at 501 Fourth Street, Santa Rosa, California 95401. The report is also available on the company's website www.zapworld.com, under "Investors."


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PROPERTY LEASES

         We lease land, office and warehouse space from Mr. Schneider, our chief Executive Officer and a major shareholder of the Company (See Notes to our Financial Statements). These properties are used to operate the car outlet and to store inventory. Rental expense under these leases was approximately $131,000, $95,000 and $49,000 in the aggregate, for the years ended December 31, 2004, 2003 and 2002, respectively. The 3362 Fulton Road, 3405 Fulton Road and 1025 River Road locations in Santa Rosa are leased by The RAP Group. The 2129 Santa Rosa Avenue location in Santa Rosa is leased by ZAP.


CONSULTING, SERVICES

            In January 2004 the Company entered into certain agreements for consulting with a cousin of the CEO of ZAP who received 50,000 shares of unrestricted common stock. Also in January 2004, another cousin of ZAP's CEO received 200,000 shares of unrestricted common stock for consulting services. In April 2004, the Company issued 2 million B-2 restricted warrants and 1 million K-2 restricted warrants to Sunshine 511 Holdings for consulting services to be rendered over a year. The managing partner of Sunshine 511 Holdings is the cousin of the CEO of ZAP. In November 2004, the term of the agreement was extended until July 2007. Also in 2004 certain leasehold improvements in the amount of $65,000 made by the Company on rental properties were abandoned in favor of the landlord who is the CEO of ZAP.

            We believe that each of the related party transactions discussed above is on terms as favorable as could have been obtained from unaffiliated third parties.


                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our common stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

         To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2004 fiscal year our directors, executive officers and persons who own more than 10% of our common stock complied with all Section 16(a) filing requirements, except that except that Mr. Schneider and Mr. Starr did not timely file a Form 5 report.


                                 OTHER BUSINESS

         It is not intended that any business other than that set forth in the notice of Annual Meeting and more specifically described in this proxy statement will be brought before this meeting. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.


By Order of the Board of Directors

/s/ Renay Cude

Renay Cude
Corporate Secretary
Santa Rosa, California

                    Proxy For Annual Meeting Of Shareholders

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of the stock of ZAP acknowledges(s) receipt of the Notice of Annual Meeting of Shareholders of ZAP, dated May 12, 2005 a Proxy Statement of the Board of Directors of the same date. The undersigned hereby appoint(s) Renay Cude, attorney and proxy, with full power of substitution and revocation, to vote, as designated below all shares of Common Stock that the undersigned is entitled to vote, with all powers that the undersigned would possess IF personally present at the 2005 Annual Meeting of Shareholders of ZAP, to be held at The Hilton Hotel, 3555 Round Barn Blvd., Santa Rosa, Sonoma County, California 95403, on Saturday, June 18, 2005 at 2:00 p.m. Pacific Standard Time, and at any adjournments thereof. The holder of this proxy is granted discretionary authority to cumulate votes in the election of directors among those nominees for whom the undersigned has granted the authority to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PERSONS LISTED BELOW FOR ELECTION TO THE BOARD OF DIRECTORS AND FOR EACH OF THE PROPOSALS LISTED IN THE PROXY STATEMENT. THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S) DULY EXECUTING THIS PROXY. IF NO DIRECTION IS MADE WITH RESPECT TO ANY OR ALL OF THE BELOW PROPOSALS, THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS LISTED BELOW AND FOR ALL OF THE PROPOSALS LISTED IN THE STATEMENT.

           THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE

            PLEASE COMPLETE, DATE AND SIGN PROXY ON REVERSE SIDE AND
             RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE

                                       ZAP

PLEASE MARK VOTE IN CIRCLE IN THE FOLLOWING MANNER USING DARK INK ONLY: o

The 2005 Annual Meeting of Shareholders of ZAP (the "Company") will be held at 2:00 PM Pacific Standard Time on Saturday, June 18, 2005 at The Hilton Hotel, 3555 Round Barn Blvd., Santa Rosa, Sonoma County, California 95403 for the following purposes:


1. To elect six members to the Board of Directors, with the following persons to be nominated for election by the present Board of Directors: (1) Louis Auletta,
(2) Renay Cude, (3) Guy Fieri, (4) Steven Schneider, (5) Gary Starr, and (6) Gerald Gallagher.

    FOR ALL   WITHHOLD ALL   FOR ALL   To withhold authority to vote for any
       O           O          EXCEPT   individual nominee, mark "FOR ALL EXCEPT"
                                O      and write the nominee's number on the
                                       line below

                                       ------------------------.

2. To ratify the appointment of Odenberg Ullakko Muranishi & Co. LLP as the Company's independent auditors for the fiscal year ending December 31, 2005:

                   FOR         AGAINST          ABSTAIN
                    O             O                O

INSTRUCTIONS:

Please date and sign exactly as your name(s) appear(s) above. When signing as attorney, executor, administrator, trustee or guardian or as an officer of a corporation, partnership or other business entity, please give your full title. Joint shareholders EACH must sign his or her name.

By executing this proxy, I (we) hereby revoke all previous proxies with any matter to be voted upon at the Annual Meeting.

Number of shares: _______________________________________

Date: _____________________________________________, 2005

Signature of Shareholder ________________________________

Printed Name of Shareholder _____________________________

Signature of Joint Shareholder __________________________

Printed Name of Joint Shareholder _______________________

Address _________________________________________________

        _________________________________________________

Phone (Daytime) _________________________________________

E-mail __________________________________________________